SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52954

Date of Report: September 23, 2008

AMERICAN TONY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	84-1090791
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

125 Maiden Lane, Suite 309, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

(212) 797-9877

_________________       Aim Smart Corp. ____________________

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation

On September 23, 2008, Aim Smart Corp. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to American Tony Pharmaceuticals, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed on September 15, 2008, effective on September 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Tony Pharmaceuticals, Inc.

Dated:  September 29, 2008

By:

 /s/Yao Mingli

Yao Mingli, Chief Executive Officer